GEOGRAPHIC AREA INFORMATION	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
GEOGRAPHIC AREA INFORMATION	GEOGRAPHIC AREA INFORMATION
No sales to an individual country other than the United States accounted for more than 10% of revenue for fiscal years 2022 and 2021. Revenue classified by the major geographic areas in which our customers were located and long-lived assets classified where held:

	Net Sales		Long Lived Assets*
	December 31		December 31
(in Thousands, USD)	2022	2021	2022	2021
United States	$211,599	$187,392	$152,361	$141,511
Other Countries	56,848	61,043	62,062	73,279
Total	$268,447	$248,435	$214,423	$214,790
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*For 2022, Long Lived Assets includes property and equipment, net, intangible assets, net and operating leases -right of use assets. For 2021, Long Lived Assets includes property and equipment net, intangible assets, net.